SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                                AMERIPRIME FUNDS
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:
                  ______________________________________________________________

         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------
         5)       Total fee paid:
                  --------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:
                  ______________________________________________________________


         3)       Filing Party:
                  ______________________________________________________________


         4)       Date Filed:
                  ______________________________________________________________

                                AMERIPRIME FUNDS

AAM Equity Fund                           GLOBALT Growth Fund
Ariston Convertible Securities Fund       IMS Capital Value Fund
Auxier Focus Fund                         Jumper Strategic Advantage Fund
Columbia Partners Equity Fund             Marathon Value Portfolio
Corbin Small-Cap Value Fund               Martin Capital U.S. Opportunity Fund
Dobson Covered Call Fund                  Westcott Large-Cap Value Fund
GJMB Growth Fund

                     1725 E. Southlake Boulevard, Suite 200
                             Southlake, Texas 76092


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held November 22, 2002

Dear Shareholders:

     The Board of Trustees of AmeriPrime Funds, an open-end investment company organized as an Ohio business trust, has called a Special Meeting of the Shareholders of the above-referenced Funds, to be held at the offices of the Trust's administrator, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on November 22, 2002 at 10:00 a.m., Central time, for the following purposes:

     1.   To elect five members of the Board of Trustees; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of record at the close of  business  on  October  9, 2002 are
entitled  to  notice  of,  and  to  vote  at,  the   Special   Meeting  and  any
adjournment(s) or postponement(s) thereof.

                                         By Order of the Board of Trustees
                                                      /s/
                                         Carol Highsmith, Assistant Secretary
October 16, 2002

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                AMERIPRIME FUNDS


AAM Equity Fund                           GLOBALT Growth Fund
Ariston Convertible Securities Fund       IMS Capital Value Fund
Auxier Focus Fund                         Jumper Strategic Advantage Fund
Columbia Partners Equity Fund             Marathon Value Portfolio
Corbin Small-Cap Value Fund               Martin Capital U.S. Opportunity Fund
Dobson Covered Call Fund                  Westcott Large-Cap Value Fund
GJMB Growth Fund


                     1725 E. Southlake Boulevard, Suite 200
                             Southlake, Texas 76092
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held November 22, 2002

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the above-referenced Funds. This Proxy Statement is for use at the Special Meeting of Shareholders of the Funds to be held at the offices of the Trust's administrator, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on November 22, 2002 at 10:00 a.m., Central Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy are first being mailed to shareholders on or about October 25, 2002. The purpose of the Meeting is to elect five members of The Board of Trustees.

     A shareholder receiving this Proxy Statement may hold shares in one or more of the Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this Proxy Statement. A shareholder may execute proxies or vote at the meeting with respect to all shares owned in each of the Funds. Solicitations will be made primarily by mail by regular employees of Unified Fund Services, Inc., the Trust's administrator.

     Each full share of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

     A copy of each Fund's most recent annual report, and most recent semi-annual report succeeding the annual report (if any), including financial statements and schedules, is available at no charge by sending a written request to Thomas G. Napurano, Treasurer, AmeriPrime Funds, at the principal offices of the Trust, 1725 E. Southlake Boulevard, Suite 200, Southlake, Texas 76092 or by calling the Trust at 800-298-1995.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     The purpose of this proxy is to ask shareholders to vote to elect five members of the Board of Trustees of the Trust, whose terms will be effective beginning November 22, 2002 or, in the event of an adjournment of the Meeting, such later date as shareholder approval is obtained (the "Effective Date"). Management's goal is to form a more experienced and more diverse Board of Trustees. It is anticipated that the election of the proposed slate of Trustees will result in improved operating efficiencies for the Trust and the Board, and will also improve the Trust's ability to attract high-quality investment advisers and new funds.

     It is anticipated that Messrs. Mark W. Muller, Richard J. Wright, Jr. and Kenneth D. Trumpfheller, each a current member of the Board, will resign on the Effective Date if this proposal is approved by the Funds' shareholders. Each nominee, including each person who is not an "interested person" of the Trust, as that term is defined in the 1940 Act (each, an "Independent Trustee"), has indicated a willingness to serve if elected. If elected, each trustee will hold office until the termination of the Trust, or until he dies, resigns, retires or is removed.

     The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to enhance the efficiency of the governance of the Trust and of certain other investment companies that are part of the AmeriPrime Family of Funds. The proposal concerning the size and composition of the Board has been reviewed by the current Independent Trustees with the advice of their counsel. The Independent Trustee nominees were nominated by the current Independent Trustees and, then, by the Board, along with the other nominees, at a meeting held on October 9, 2002.

     If all nominees are elected, the Trust's Board will consist of five individuals. These individuals include Messrs. Timothy L. Ashburn, Daniel J. Condon, Gary E. Hippenstiel, Stephen A. Little and Ronald C. Tritschler. Mr. Hippenstiel currently serves as a trustee, while the remaining four nominees will be new to the Trust's Board. Information concerning the qualifications and background of each of the nominees is set forth in this Proxy Statement under "Trustee and Officer Information" on page 3.

     Unless you give contrary instructions, your proxy will be voted for the election of all five nominees. Each of the nominees has indicated a willingness to serve. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known, your proxies will be voted for such other nominee(s) as the Board may recommend, unless the Board reduces the number of trusteeships or you have withheld authority as to the election of the trustees.

Trustee and Officer Information

     The current Board of Trustees consists of Gary E. Hippenstiel, Mark W. Muller, Richard J. Wright, Jr. and Kenneth D. Trumpfheller. The Board of Trustees held 11 meetings (including regularly scheduled and special meetings) during the year ended September 30, 2002. Gary Hippenstiel is the only nominee who served as a trustee during the Trust's most recently completed fiscal year. Mr. Hippenstiel attended at least 75% of the total number of meetings of the Board held during the year ended September 30, 2002. Trustees serve until resignation, retirement, death or removal.

     The Independent Trustee nominees, their ages, addresses, a description of their positions with the Trust, their principal occupations during the last five years, the number of portfolios in the fund complex overseen by the trustee or nominee and other directorships held by the trustee or nominee are listed in the following table. Each nominee will oversee 28 portfolios if elected to the Board of both the Trust and the AmeriPrime Advisors Trust.

----------------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ------------------------------------ ---------------- ------------------------------
           Name, Age and Address                Position(s) Held with the Fund     Length of Time   Number of Portfolios in Fund
                                                           Complex*                    Served       Complex* Overseen by Trustee
                                                                                                             and Nominee
--------------------------------------------- ------------------------------------ ---------------- ------------------------------
--------------------------------------------- ------------------------------------ ---------------- ------------------------------
Gary E. Hippenstiel                                         Trustee                Trustee of the                28
600 Jefferson Street                                                                 Trust since
Suite 350                                                                           1995; Trustee
Houston, TX  77002                                                                  of AmeriPrime
Year of Birth:  1947                                                               Advisors Trust
                                                                                   since July 2002
--------------------------------------------- ------------------------------------ ---------------- ------------------------------
---------------------------------------------------------------------------------- -----------------------------------------------
                    Principal Occupations During Past 5 Years                         Other Directorships Held by Trustee and
                                                                                                      Nominee
---------------------------------------------------------------------------------- -----------------------------------------------
---------------------------------------------------------------------------------- -----------------------------------------------
Director,  Vice  President and Chief  Investment  Officer of Legacy Trust Company                       None
since 1992.
---------------------------------------------------------------------------------- -----------------------------------------------
--------------------------------------------------- ------------------------------ --------------------- -------------------------
                                                                                        Length of          Number of Portfolios
              Name, Age and Address                       Position(s) Held             Time Served           in Fund Complex*
                                                       with the Fund Complex*                              Overseen by Trustee
                                                                                                                 Nominee
--------------------------------------------------- ------------------------------ --------------------- -------------------------
--------------------------------------------------- ------------------------------ --------------------- -------------------------
Stephen A. Little                                               None                       N/A                      28
3647 Totem Lane
Indianapolis, IN 46208
Year of Birth:  1946
--------------------------------------------------- ------------------------------ --------------------- -------------------------
---------------------------------------------------------------------------------- -----------------------------------------------
                    Principal Occupations During Past 5 Years                       Other Directorships Held by Trustee Nominee
---------------------------------------------------------------------------------- -----------------------------------------------
---------------------------------------------------------------------------------- -----------------------------------------------
President and founder,  The Rose, Inc., a registered  investment  advisor,  since                       None
April 1993.
---------------------------------------------------------------------------------- -----------------------------------------------
--------------------------------------------------- ------------------------------ --------------------- -------------------------
                                                                                                         Number of Portfolios in
              Name, Age and Address                   Position(s) Held with the       Length of Time      Fund Complex* Overseen
                                                            Fund Complex*                 Served            by Trustee Nominee
--------------------------------------------------- ------------------------------ --------------------- -------------------------
--------------------------------------------------- ------------------------------ --------------------- -------------------------
Daniel Condon                                                   None                       N/A                      28
2385 The Woods Lane
Lexington, KY 40502
Year of Birth:  1950
--------------------------------------------------- ------------------------------ --------------------- -------------------------
---------------------------------------------------------------------------------- -----------------------------------------------
                    Principal Occupations During Past 5 Years                           Other Directorships Held by Trustee
---------------------------------------------------------------------------------- -----------------------------------------------
---------------------------------------------------------------------------------- -----------------------------------------------
Vice President and General Manager, International Crankshaft Inc., an automotive
None equipment manufacturing company, 1990 to present; Trustee, The Unified
Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from
1997 to 2000.
---------------------------------------------------------------------------------- -----------------------------------------------

* As of September 30, 2002, the terms "Fund Complex" and "AmeriPrime Family of
Funds" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.


         The following table provides information regarding each trustee nominee who is an "interested person" of the Trust, as defined in the Investment Company
Act of 1940, and each officer of the Trust.






--------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED PERSON TRUSTEE NOMINEES
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ----------------------------------- ---------------- -----------------------
                                                                                           Length of      Number of Portfolios
              Name, Age and Address                   Position(s) Held with the Fund      Time Served       in Fund Complex*
                                                                 Complex*                                 Overseen by Trustee
                                                                                                                Nominee
--------------------------------------------------- ----------------------------------- ---------------- -----------------------
--------------------------------------------------- ----------------------------------- ---------------- -----------------------
Timothy Ashburn**                                        President and Secretary         Since October             28
2424 Harrodsburg Road                                                                    2002 for the
Lexington, KY  40503                                                                       Trust and
Year of Birth: 1950                                                                       AmeriPrime
                                                                                        Advisors Trust
--------------------------------------------------- ----------------------------------- ---------------- -----------------------
--------------------------------------------------------------------------------------- ----------------------------------------
                      Principal Occupations During Past 5 Years                           Other Directorships Held by Trustee
                                                                                                        Nominee
--------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------------- ----------------------------------------
Chairman of Unified  Financial  Services,  Inc. since 1989 and Chief Executive Officer     Unified Financial Services, Inc.
from 1989 to 1992 and 1994 to April  2002;  President  of Unified  Financial  Services                since 1989
from November 1997 to April 2000.
--------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
                                                                                         Term of Office         Number of
              Name, Age and Address                   Position(s) Held with The Fund      and Length of     Portfolios in Fund
                                                                 Complex*                  Time Served      Complex* Overseen
                                                                                                            by Trustee Nominee
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
Ronald C. Tritschler***                                            None                        N/A                  28
2361 Old Hickory Lane
Lexington, KY 40515
Year of Birth:  1952
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
--------------------------------------------------------------------------------------- ----------------------------------------
                      Principal Occupations During Past 5 Years                           Other Directorships Held by Trustee
                                                                                                        Nominee
--------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------------- ----------------------------------------
Chief Executive Officer, Director and legal counsel of The Webb Companies, a national None real estate company, from 2001 to present; Executive Vice
President and Director of The Webb Companies from 1990 to 2000; Director, The
Lexington Bank, from 1998 to present; Director, Vice President and legal counsel for The Traxx Companies, an owner and operator of convenience store, from 1989 to present.
--------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
                                                                                         Term of Office         Number of
              Name, Age and Address                   Position(s) Held with the Fund      and Length of     Portfolios in Fund
                                                                 Complex*                  Time Served      Complex* Overseen
                                                                                                            by Trustee Nominee
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
Thomas G. Napurano                                    Treasurer and Chief Financial       Since October            N/A
2424 Harrodsburg Road                                            Officer                  2002 for the
Lexington, KY  40503                                                                        Trust and
Year of Birth:  1941                                                                       AmeriPrime
                                                                                         Advisors Trust
--------------------------------------------------- ----------------------------------- ------------------ ---------------------
--------------------------------------------------------------------------------------- ----------------------------------------
                      Principal Occupations During Past 5 Years                           Other Directorships Held by Trustee
                                                                                                        Nominee
--------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------------- ----------------------------------------
Chief Financial  Officer and Executive Vice President of Unified  Financial  Services,                    N/A
Inc.,  the parent  company of the Trust's  administrator  and  principal  underwriter;
member the board of directors of Unified Financial  Services,  Inc. from 1989 to March
2002.
--------------------------------------------------------------------------------------- ----------------------------------------

* As of December 31, 2001, the terms "Fund Complex" and "AmeriPrime Family of Funds" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is Chairman of Unified Financial Services, Inc., the parent of the principal underwriter for the Funds.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the principal underwriter for the Funds.


Security Ownership Of Management

     Based on statements furnished to the Trust by the trustee nominees and officers, no trustee nominee or officer owns shares of any Fund of the Trust or shares of any fund in the Fund Complex.

Compensation Table

     Trustee fees and compensation paid to officers are Trust expenses. Each Fund pays a pro rata portion of the trustee fees and officer compensation. The compensation paid to the trustees and officers for the year ended September 30, 2002, is set forth in the following table.

------------------------------ ---------------------- ---------------------
                                     Aggregate         Total Compensation
Name of Person, Position         Compensation From       From the Fund
                                       Trust                Complex
------------------------------ ---------------------- ---------------------
------------------------------ ---------------------- ---------------------
Gary E. Hippenstiel                   $18,625               $22,125
------------------------------ ---------------------- ---------------------
------------------------------ ---------------------- ---------------------
Mark W. Muller                        $4,521                $20,771
------------------------------ ---------------------- ---------------------
------------------------------ ---------------------- ---------------------
Kenneth D. Trumpfheller                 $0                     $0
------------------------------ ---------------------- ---------------------
------------------------------ ---------------------- ---------------------
Richard J. Wright, Jr.                $4,521                $20,771
------------------------------ ---------------------- ---------------------

Audit Committee

     The Trust's current audit committee consists of Messrs. Hippenstiel, Muller and Wright. The audit committee had one meeting in the year ended September 30, 2002. The audit committee is responsible for overseeing the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust's financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.


                             OPERATION OF THE TRUST

     The principal executive offices of the Trust are located at 1725 E. Southlake Boulevard, Suite 200, Southlake, Texas 76092. The Trust is an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Funds retain various organizations to perform specialized services. Unified Fund Services, Inc. 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Trust's administrator. See Exhibit A for a listing of each Fund's investment adviser and sub-advisers. Unified Financial Securities, Inc. serves as principal underwriter for each Fund, except that Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 serves as principal underwriter for IMS Capital Value Fund.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the members of the Board of Trustees, and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or
(3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

     The close of business on October 9, 2002 is the record date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. Only holders of shares as of this date are entitled to notice of and to vote at the meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting. At least a majority of the shares of the Trust entitled to vote, represented in person or by proxy, must be present at the meeting to constitute a quorum for the transaction of business at the meeting. If a quorum is not present at the meeting, the persons named as proxies will adjourn the meeting to permit further solicitation of proxies.

     As of October 9, 2002, the record date, there were 16,000,439.33 shares of the Trust issued and outstanding. As of the record date, the following shareholders beneficially owned, in the aggregate, 5% or more of the total outstanding shares of the Trust.

                                                      Beneficial Ownership
      Name and Address of Beneficial Owner          Amount             Percent
      ------------------------------------          ------             -------
      Dawn K. Bullard                               1,557,756.888      9.74
      407 East 5th Street
      Chattanooga, TN  37402

     The following table describes the number of shares of beneficial interest of each Fund issued and outstanding as of October 9, 2002, the record date:

           --------------------------------------------- -----------------------------------------------------------
                                                                       NUMBER OF SHARES OF BENEFICIAL
                           NAME OF FUND                               INTEREST OF EACH FUND ISSUED AND
                                                                     OUTSTANDING AS OF THE RECORD DATE
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           AAM Equity Fund                                                      865,224.467
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Ariston Convertible Securities Fund                                  565,217.009
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Auxier Focus Fund                                                   1,924,747.282
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Columbia Partners Equity Fund                                       1,763,860.698
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Corbin Small-Cap Value Fund                                         1,704,151.687
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Dobson Covered Call Fund                                             203,826.288
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           GJMB Growth Fund                                                     126,2674.980
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           GLOBALT Growth Fund                                                  819,856.096
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           IMS Capital Value Fund                                              1,573,258.305
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Jumper Strategic Advantage Fund                                     3,342,813.223
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Marathon Value Portfolio                                            1,058,956.188
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Martin Capital U.S. Opportunity Fund                                 390,004.354
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Westcott Large-Cap Value Fund                                        525,848.751
           --------------------------------------------- -----------------------------------------------------------

     Trustees are elected by a plurality of the votes cast by the holders of shares of the Trust present in person or represented by proxy at a meeting at which a quorum is present. The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the meeting.

     "Broker non-votes" will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not votes for any proposal. Broker non-votes are shares held in the name of the broker, but for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Accordingly, broker non-votes will not be considered as votes for or against a nominee.


                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Carol Highsmith, Assistant Secretary, Ameriprime Funds, c/o Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Unified Fund Services, Inc. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Funds of whom they have knowledge, and the Trust will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 298-1995, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                                             BY ORDER OF THE BOARD OF TRUSTEES
                                                          /s/
                                            Carol Highsmith, Assistant Secretary

Dated: October 16, 2002


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                    EXHIBIT A

               LIST OF FUNDS' INVESTMENT ADVISERS AND SUB-ADVISERS

--------------------------------------- ---------------------------------------------- ------------------------------------------
             NAME OF FUND                            INVESTMENT ADVISER                         INVESTMENT SUB-ADVISER
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
AAM Equity Fund                         Appalachian Asset Management                                      N/A
                                        1018 Kanawha Boulevard, Suite 309
                                        Charleston, West Virginia
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Ariston Convertible Securities Fund     Ariston Capital Management Corp.                                  N/A
                                        40 Lake Bellevue Drive, Suite 220
                                        Bellevue, Washington 98005
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Auxier Focus Fund                       Auxier Asset Management, LLC                                      N/A
                                        8050 S.W. Warm Springs, Suite 130
                                        Tualatin, Oregon 97062
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Columbia Partners Equity Fund           Columbia Partners, LLC, Investment Management                     N/A
                                        1775 Pennsylvania Avenue, N.W., Suite 1169
                                        Washington, D.C. 20005
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Corbin Small-Cap Value Fund             Corbin & Company                                                  N/A
                                        3113 South University Drive, Suite 500
                                        Fort Worth, Texas 76109
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Dobson Covered Call Fund                Dobson Capital Management, Inc.                                   N/A
                                        1422 S. Van Ness Street
                                        Santa Ana, California 92707
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
GJMB Growth Fund                        Gamble, Jones, Morphy & Bent                                      N/A
                                        301 East Colorado Blvd., Suite 802
                                        Pasadena, California 91101
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
GLOBALT Growth Fund                     GLOBALT, Inc.                                                     N/A
                                        3060 Peachtree Road, N.W.
                                        One Buckhead Plaza, Suite 225
                                        Atlanta, Georgia 30305
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
IMS Capital Value Fund                  IMS Capital Management                                            N/A
                                        10159 S.E. Sunnyside Road, Suite 330
                                        Portland, Oregon 97015
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Jumper Strategic Advantage Fund         The Jumper Group, Inc.                                            N/A
                                        One Union Square, Suite 505
                                        Chattanooga, Tennesee 37402
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Marathon Value Portfolio                Spectrum Advisory Services, Inc.                                  N/A
                                        1050 Crown Pointe Parkway, Suite 950
                                        Atlanta, Georgia 30338
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Martin Capital U.S. Opportunity Fund    Martin Capital Advisors, L.L.P.                                   N/A
                                        816 Congress Avenue, Suite 1540
                                        Austin, Texas 78701
--------------------------------------- ---------------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------------- ------------------------------------------
Westcott Large-Cap Value Fund           Aegis Asset Management, Inc.                   Gulf Investment Management
                                        230 Westcott, Suite 1                          Three Memorial City Plaza
                                        Houston, Texas 77007                           840 Gessner, Suite 500
                                                                                       Houston, Texas 77024
--------------------------------------- ---------------------------------------------- ------------------------------------------

                                      PROXY
                                AMERIPRIME FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 22, 2002

         The undersigned shareholder of the AmeriPrime Funds (the "Trust") hereby nominates, constitutes and appoints David Bogaert and Carol Highsmith, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on November 22, 2002 at 10:00 a.m., Central Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

PROPOSAL #1: TO ELECT THE FIVE PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

Timothy L. Ashburn         Daniel J. Condon       Gary E. Hippenstiel         Stephen A. Little      Ronald C. Tritschler

                    |_| FOR                     |_| AGAINST (ALL NOMINEES)

     If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "FOR" and write the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below.

                ------------------------------------------------



     The Board of Trustees recommends a vote of "FOR" for this proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, properly presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.



________________  DATED                     , 2002
                        ------------ -------        ----------------------------
(Number of Shares)                                      (Please Print Your Name)

                                                    ----------------------------
                                                      (Signature of Shareholder)

                                                    ----------------------------
                                                        (Please Print Your Name)

                                                    ----------------------------
                                                      (Signature of Shareholder)

     Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign. Please promptly return this proxy in the enclosed envelope.

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.